Exhibit 32.2

CERTIFICATION PURUSANT TO 18 U.S.C. 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PhytoMedical Technologies, Inc. (the “Company”) on Form 10-Q/A for the quarter ending March 31, 2009, as filed with the Securities and Exchange Commission on July 30, 2009 (the “Report”), I, Raymond Krauss, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  July 30, 2009                                                    /s/ Raymond Krauss

                                                                                      Raymond Krauss

                                                                                      Chief Financial Officer